EXHIBIT 99.1



                  CERTIFICATION PURSUANT TO SECTION 906 OF THE
                           SARBANES-OXLEY ACT OF 2002



In connection with the filing of the Quarterly Report on Form 10-Q for the Quarter Ended March 31, 2003 (the "Report") by Ames National Corporation (the "Company"), each of the undersigned officers of the Company hereby certifies that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of and for the period covered by the Report.

IN WITNESS WHEREOF, the undersigned have executed this Certification as of the 14th day of May, 2003.

                                               /s/ Daniel L. Krieger
                                                   -----------------------------
                                                   Daniel L. Krieger, President
                                                  (Principal Executive Officer)

                                              /s/ John P. Nelson
                                                  ------------------------------
                                                  John P. Nelson, Vice President
                                                  (Principal Financial Officer)



A signed original of this written statement required by Section 906 has been provided to Ames National Corporation and will be retained by Ames National Corporation and furnished to the Securities and Exchange Commission or its staff upon request.


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